Exhibit 99.1
SPT — SWRC, LLC
Balance Sheet
As of December 31, 2008
(Unaudited)

ASSETS
Accounts Receivable	$6,228.64

Winchester Hills — Land Basis	2,000,000.00
Winchester Hills — Capitalized Project Costs	534,937.99

Total Winchester Hills	2,534,937.99

TOTAL ASSETS	$2,541,166.63

LIABILITIES & EQUITY
Equity
Capital Contribution — Shopoff Partners, LP	$2,541,166.63

Total Capital	2,541,166.63

Total Equity	2,541,166.63

TOTAL LIABILITIES & EQUITY	$2,541,166.63

SPT — SWRC, LLC
Statement of Operations
For the Period October 28, 2008 (Inception) to December 31, 2008
(Unaudited)

Period from October 28, 2008 (Inception) to December 31, 2008
Net Income	0.00

Pulte — Winchester Hills
Winchester, CA
Pro Forma
(Unaudited)
PRODUCT SUMMARY

		Avg	Total		Price/
	Units	Price	Revenue	Acres	Acre
SFD Lots Sales South	58	50,000	2,900,000	10.85	267,281
SFA Cluster	225	20,000	4,500,000	14.89	302,216
SF Lot Sales North	186	50,000	9,300,000	34.70	268,012

Totals	469	35,608	16,700,000	60.44	276,307
PROJECT CASH FLOW

	Without Loans	After Loans
Total Net Cash Flow	14,815,144	14,815,144
Max Net Cost Outstanding	4,750,306	4,750,306

Internal Rate of Return (%)	38.90	38.90
Net Present Value	14,815,144	14,815,144
Land Residual Value	16,815,144	16,815,144
Discount Rate (%)	0.00	0.00
PROFIT SUMMARY

Net Profit before Returns on Equity	14,815,144
(%) of Gross Sales Revenue	88.71
(%) of Total Costs	252.33

Net Profit after Returns on Equity	14,815,144
(%) of Gross Sales Revenue	88.71
(%) of Total Costs	252.33
EQUITY PARTICIPATION

Investor
Total Equity Advanced	4,750,306

(%) of Total Equity	100.00
(%) of Total Cost	80.91
Maximum Equity Balance	4,750,306

Return Annual (%)
Return on Equity Received
Profit Distribution	14,815,144
(%) of Profit Distribution	100.00
Management Fee Received

Net Present Value	14,815,144
Discount Rate (%)	0.00
Internal Rate of Return (%)	38.79
ABSORPTION

Average Unit Absorption per Sales Month	36.1
Project Duration (months)	60

Pulte — Winchester Hills
Winchester, CA
Pro Forma
(Unaudited)

	SFD Lots	SFA-	SF Lot	Grand	Unit	Per	(%) of	(%) of
BUDGET REPORT:	Sales South	Cluster	Sales North	Total	Average	Acre	Sales	Cost
Product Mix:
Sales Units	58	225	186	469	1	8
Total Acres	10.85	14.89	34.70	60.44	0.13	1.00
Units per Acre	5.35	15.11	5.36	7.76

Revenue:
Sales Revenue	50,000	20,000	50,000	16,700,000	35,608	276,307	100.00	284.43
CFD Revenue	11,936	4774	11,936	3,986,500	8,500	65,958	23.87	67.90
Less:
Commissions	2,000	800	2,000	668,000	1,424	11,052	4.00	11.38
Closing Costs	250	100	250	83,500	178	1,382	0.50	1.42

Total Net Revenue	59,686	23,874	59,686	19,935,000	42,505	329,831	119.37	339.53

Disbursements:
Land Acquisition	5,988	2,395	5,988	2,000,000	4,264	33,091	11.98	34.06
Property Tax Payments	1,326	531	1,326	442,999	945	7,330	2.65	7.55
Land Acquisition Closing Costs	19	7	19	6,237	13	103	0.04	0.11
Acquisition Fee/Shopoff Advisors	180	72	180	60,000	128	993	0.36	1.02
Acquisition Due Diligence	105	42	105	35,000	75	579	0.21	0.60
CFD Prepay for Reconveyance	1,440	576	1,440	480,908	1,025	7,957	2.88	8.19
Project Costs	1,796	719	1,796	600,000	1,279	9,927	3.59	10.22
Bond Premium	1,198	479	1,198	400,000	853	6,618	2.40	6.81
Site Maintenance	1,946	778	1,946	650,000	1,386	10,754	3.89	11.07
Mgmnt Fee/Shopoff Advisors	1,331	533	1,331	444,712	948	7,358	2.66	7.57

Total Disbursements	15,329	6,132	15,329	5,119,856	10,917	84,710	30.66	87.20

Net Profit	44,357	17,743	44,357	14,815,144	31,589	245,122	88.71	252.33

Profit Margin on Sales Revenue(%)	88.71	88.71	88.71	88.71	88.71	88.71	88.71	88.71

Product Totals:
Product Sales Total	2,900,000	4,500,000	9,300,000	16,700,000
Product Profit Total	2,572,690	3,992,105	8,250,350	14,815,144

Profit As:
(%) of Costs	252.33	252.33	252.33	252.33
(%) of Sales	88.71	88.71	88.71	88.71

Dollars Per Acre:
Sales Price	267,281	302,216	268,012	276,307
Net Profit	237,114	268,106	237,762	245,122

Product Mix As:
% of Total Units	12.37	47.97	39.66	100.00
% of Total Profit	17.37	26.95	55.69	100.00

Maximum Balances:
Cumltv Cost Outstndng				4,750,306	10,129	78,595	28.44	80.91
Total Equity				4,750,306	10,129	78,595	28.44	80.91

Before Loans:
Net Present Value				14,815,144	31,589	245,122	88.71	252.33
Internal Rate Return				38.90
Land Residual Value				16,815,144	35,853	278,212	100.69	286.39

After Loans:
Net Present Value				14,815,144	31,589	245,122	88.71	252.33
Internal Rate Return				38.90
Land Residual Value				16,815,144	35,853	278,212	100.69	286.39

Pulte — Winchester Hills
Winchester, CA
Pro Forma
(Unaudited)

	Total	Total	Total	Total	Total	Total	Grand
	2008	2009	2010	2011	2012	2013	Total
SFD Lots Sales South
Units Closed					58		58
Cumulative Closings					58	58	58
Acres Closed					10.85		10.85
Gross Sales					2,900,000		2,900,000
Cash @ Closings					2,900,000		2,900,000

SFA - Cluster
Units Closed					225		225
Cumulative Closings					225	225	225
Acres Closed					14.89		14.89
Gross Sales					4,500,000		4,500,000
Cash @ Closings					4,500,000		4,500,000

SF Lot Sales North
Units Closed						186	186
Cumulative Closings						186	186
Acres Closed						34.70	34.70
Gross Sales						9,300,000	9,300,000
Cash @ Closings						9,300,000	9,300,000

CASH FLOW REPORT:
Total Units	469	469	469	469	469	469	469
Total Acres	60.44	60.44	60.44	60.44	60.44	60.44	60.44

Units Closed					283	186	469
Cumulative Units					283	469	469
Acres Closed					25.74	34.70	60.44
Cumulative Acres					25.74	60.44	60.44
Gross Sales Revenue					7,400,000	9,300,000	16,700,000

Receipts:
Cash@ Closings					7,400,000	9,300,000	16,700,000
CFD Revenue					2,405,500	1,581,000	3,986,500
Less:
Commissions					296,000	372,000	668,000
Closing Costs					37,000	46,500	83,500

Net Receipts					9,472,500	10,462,500	19,935,000

Disbursements:
Land Acquisition	2,000,000						2,000,000
Property Tax Payments	37,792	138,247	92,164	92,164	64,357	18,275	442,999
Land Acquisition Closing Costs	6,237						6,237
Acquisition Fee/Shopoff Advisors	60,000						60,000
Acquisition Due Diligence	35,000						35,000
CFD Prepay for Reconveyance	480,908						480,908
Project Costs		50,000	125,000	200,000	150,000	75,000	600,000
Bond Premium		100,000	100,000	100,000	100,000		400,000
Site Maintenance		118,000	58,000	358,000	58,000	58,000	650,000
Mgmnt Fee/Shopoff Advisors		52,404	52,404	52,404	150,000	137,500	444,712

Net Disbursements	2,619,937	458,651	427,568	802,568	522,357	288,775	5,119,856
Cash Flow Before Loans	-2,619,937	-458,651	-427,568	-802,568	8,950,143	10,173,725	14,815,144

CASH FLOW ANALYSIS:

Cash Flow Before Loans	-2,619,937	-458,651	-427,568	-802,568	8,950,143	10,173,725	14,815,144
Cumulative Cash Before Loans	-2,619,937	-3,078,588	-3,506,156	-4,308,724	4,641,419	14,815,144	14,815,144

Pulte — Winchester Hills
Winchester, CA
Pro Forma
(Unaudited)

	Total	Total	Total	Total	Total	Total	Grand
	2008	2009	2010	2011	2012	2013	Total
Cash Flow Before Equity	-2,619,937	-458,651	-427,568	-802,568	8,950,143	10,173,725	14,815,144
Cumulative Cash Before Equity	-2,619,937	-3,078,588	-3,506,156	-4,308,724	4,641,419	14,815,144	14,815,144

Equity Contributions	2,619,937	458,651	427,568	802,568	441,582		4,750,306
Returns of Equity					-4,750,306		-4,750,306
Profit Distribution					-4,383,894	-10,431,250	-14,815,144

Net Cash Flow					257,525	-257,525

Cash Balance					257,525

Discounted Cash:
Discount Rate (%)
N.P.V. All Cash	14,815,144	17,435,081	17,893,732	18,321,300	19,123,868	10,173,725	14,815,144
I.R.R. All Cash	38.90						38.90
N.P.V. Leveraged	14,815,144	17,435,081	17,893,732	18,321,300	19,123,868	10,173,725	14,815,144
I.R.R. Leveraged	38.90						38.90

Land Residual Value
Assumed Profit (%)
Adj’d Flow/Cash	-619,937	-458,651	-427,568	-802,568	8,950,143	10,173,725	16,815,144
Adj’d Flow/Leveraged	-619,937	-458,651	-427,568	-802,568	8,950,143	10,173,725	16,815,144
Residual Value/Cash	16,815,144	17,435,081	17,893,732	18,321,300	19,123,868	10,173,725	16,815,144
Residual Value/Leveraged	16,815,144	17,435,081	17,893,732	18,321,300	19,123,868	10,173,725	16,815,144

Finance Summary:
Net Proj Cost Outstanding	2,619,937	3,078,588	3,506,156	4,308,724	-4,641,419	-14,815,144	-14,815,144
Loans & Equity Outstanding	2,619,937	3,078,588	3,506,156	4,308,724
Less Equity Outstanding	2,619,937	3,078,588	3,506,156	4,308,724

Secured Loans Outstanding

Max Cost Outstanding					4,750,306		4,750,306
Max Total Equity					4,750,306		4,750,306
Max Investor Equity					4,750,306		4,750,306

LOAN FLOW REPORT:

Investor Participation:
Begin Equity Balance		2,619,937	3,078,588	3,506,156	4,308,724
Equity Contribution	2,619,937	458,651	427,568	802,568	441,582		4,750,306
Return of Equity					4,750,306		4,750,306
End Equity Balance	2,619,937	3,078,588	3,506,156	4,308,724
Profit Distribution					4,383,894	10,431,250	14,815,144

Net Cash Flow	-2,619,937	-458,651	-427,568	-802,568	8,692,618	10,431,250	14,815,144
Net Cash Balance	-2,619,937	-3,078,588	-3,506,156	-4,308,724	4,383,894	14,815,144	14,815,144
Net Present Value	14,815,144						14,815,144
Internal Rate of Return	38.79						38.79

PROFIT & LOSS:
Sales					7,400,000	9,300,000	16,700,000
Cost of Sales					2,268,679	2,851,177	5,119,856

Gross Profit					5,131,321	6,448,823	11,580,144
(%) of Sales					69.3	69.3	69.3

Direct Expense:
Commissions					296,000	372,000	668,000
Closing Costs					37,000	46,500	83,500

Total Direct Expense					333,000	418,500	751,500

Pulte — Winchester Hills
Winchester, CA
Pro Forma
(Unaudited)

	Total	Total	Total	Total	Total	Total	Grand
	2008	2009	2010	2011	2012	2013	Total
Total Misc Receipts					2,405,500	1,581,000	3,986,500

Profit Before Tax					7,203,821	7,611,323	14,815,144
(%) of Sales					97.3	81.8	88.7
Profit Margin(%)					97.3	81.8	88.7

BALANCE SHEET:
Assets:
Cash					257,525
Capitalized Costs	2,619,937	3,078,588	3,506,156	4,308,724	2,562,402

Total Assets	2,619,937	3,078,588	3,506,156	4,308,724	2,819,927

Liabilities & Equity:

Total Loan Balance

Total Liabilities

Net Cash Invested	2,619,937	3,078,588	3,506,156	4,308,724	-4,383,894	-14,815,144	-14,815,144
Cumulative Profit/(Loss)					7,203,821	14,815,144	14,815,144

Total Liabilities & Equity	2,619,937	3,078,588	3,506,156	4,308,724	2,819,927